FOR IMMEDIATE RELEASE

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNOUNCES PUBLIC OFFERING OF COMMON SHARES

Lisle, IL – January 25, 2012 – (NYSE: GOF) Guggenheim Strategic Opportunities Fund (the “Fund”) today announced that it has commenced a public offering of 1,500,000 common shares pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Fund also intends to grant the underwriters a 45-day option to purchase up to 225,000 additional common shares to cover over-allotments, if any.  Net proceeds of the offering will be used to make additional portfolio investments that are consistent with the Fund’s investment objective and for general corporate purposes.

Citigroup, Morgan Stanley and RBC Capital Markets are acting as book running managers for the offering.  The offering of these securities will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may be obtained from the following addresses:

Citigroup Global Markets Inc.
Attn: Prospectus Department
Brooklyn Army Terminal
140 58th Street, 8th Floor
Brooklyn, NY 11220
Telephone: 800-831-9146

Morgan Stanley & Co. LLC
Attn: Prospectus Department
180 Varick Street, 2nd Floor
New York, NY 10014
Telephone: 866-718-1649

RBC Capital Markets, LLC
Attn: Prospectus Department
Three World Financial Center
200 Vesey Street, 8th Floor
New York, NY 10281
Telephone: 877-822-4089

Investors may also obtain these documents free of charge from the SEC’s website at www.sec.gov.

An investor should read the Fund’s preliminary prospectus supplement and accompanying base prospectus carefully before investing. The preliminary prospectus supplement and accompanying base prospectus contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

A registration statement relating to these securities was filed with, and has been declared effective by, the SEC. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, prospectus or shelf registration statement.

The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. No assurance can be given that the Fund’s investment objective will be achieved.

About Guggenheim Investments
Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC (“Guggenheim”), which consist of investment managers with approximately $115 billion in combined total assets*. Collectively, Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offer clients a wide range of differentiated capabilities built on a proven commitment to investment excellence. Guggenheim Investments has offices in Chicago, New York City and Santa Monica, along with a global network of offices throughout the United States, Europe, and Asia.

Guggenheim Investments is comprised of several investment management entities within Guggenheim, which includes Guggenheim Funds Distributors, Inc. and Guggenheim Funds Investment Advisors, LLC. Guggenheim Funds Investment Advisors, LLC serves as the investment adviser for GOF.

* The total asset figure is as of Q3 2011 and includes $8.7B of leverage for Assets Under Management and $0.8B of leverage for Serviced Assets. Total assets includes Security Investors doing business as Security Global Investors and Rydex Investments, Guggenheim Partners Asset Management, Guggenheim Investment Management, Guggenheim Funds and its affiliated entities, and some business units including Guggenheim Real Estate, Guggenheim Structured Real Estate Advisors, Guggenheim Aviation, GS GAMMA Advisors, Guggenheim Partners Europe, Transparent Value Advisors, and Guggenheim Partners India Management. Values from some funds are based upon prior periods.

This information does not represent an offer to sell securities of the Fund and it is not soliciting an offer to buy securities of the Fund. The net asset value of the Fund will fluctuate with the value of the underlying securities. It is important to note that closed-end funds trade on their market value, not net asset value, and closed-end funds often trade at a discount to their net asset value. Past performance is not indicative of future performance. An investment in this Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Some general risks and considerations associated with investing in this Fund: Below Investment Grade Securities Risk, Senior and Second Lien Secured Loans Risk, Structured Finance Investments Risk, Mezzanine Investments Risk, Preferred Stock Risk, Convertible Securities Risk, Equity Risk, Real Estate Securities Risk, Personal Property Asset Company Risk, Inflation/Deflation Risk, Dividend Risk, Portfolio Turnover Risk, Derivatives Risk, Foreign Securities and Emerging Markets Risk and Financial Leverage Risk. See www.guggenheimfunds.com/GOF for a detailed discussion of fund-specific risks.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of any investment before they invest. For this and more information visit www.guggenheimfunds.com or contact a securities representative or Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive, Lisle, IL 60532, 800-345-7999.

Media Inquiries:
Jeaneen Pisarra
917.386.0387
jpisarra@sgi-investors.com

Analyst Inquiries:
William T. Korver
630.505.3700
william.korver@guggenheimfunds.com

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
Member FINRA/SIPC (1/12)